UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☒

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

DENNY’S CORPORATION

(Name of Registrant as Specified In Its Charter)

OAK STREET CAPITAL MASTER FUND, LTD.
OAK STREET CAPITAL MANAGEMENT, LLC
DAVID MAKULA
PATRICK WALSH
DASH ACQUISITIONS LLC
JONATHAN DASH
SOUNDPOST CAPITAL, LP
SOUNDPOST CAPITAL OFFSHORE, LTD.
SOUNDPOST ADVISORS, LLC
SOUNDPOST PARTNERS, LP
SOUNDPOST INVESTMENTS, LLC
JAIME LESTER
LYRICAL OPPORTUNITY PARTNERS II, L.P.
LYRICAL OPPORTUNITY PARTNERS II, LTD.
LYRICAL OPPORTUNITY PARTNERS II GP, L.P.
LYRICAL CORP III, LLC
LYRICAL PARTNERS, L.P.
LYRICAL CORP I, LLC
JEFFREY KESWIN
MURANO PARTNERS LP
MURANO CAPITAL LLC
MURANO HOLDINGS, LLC
MURANO GROUP LLC
JAY THOMSON
TONY C. LAI
PATRICK H. ARBOR

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following timelines were prepared for use in a meeting between Institutional Shareholder Services (“ISS”) and Dash Acquisitions, LLC.

April 4, 2005
December 1, 2005
February 15, 2006
March 21, 2006
March 22, 2006
March 30, 2006
June 2006
August 3, 2006
December 31, 2006
February 28, 2007
May 15, 2007
November 28, 2007
December 31, 2007
December 31, 2008
March 30, 2010

DECEMBER 1, 2005 – Sardar
Biglari, Phillip L. Cooley, Ph.D.
and Paul D Sonkin are elected to
the Board.

New Board composition after
December 1, 2005 (11 directors):

Paul C. Schorr, III (Chairman)

Roger D. Sack

Jones Yorke

Titus W. Greene

J. Alan Cowart

Thomas M. Hontzas

Jesse M. Harrington, III

Petros Vezertzis

Phillip L. Cooley

Paul D. Sonkin

Sardar Biglari

MARCH 30,
2006 –
Jonathan Dash
is elected to the
Board.

AUGUST 3,
2006 - Thomas
M. Hontzas
resigns from the
Board.

MARCH 22, 2006
– Sardar Biglari
appointed
Chairman of the
Board –
Salary/Comp $0

NOVEMBER 28, 2007
– Martin S. Fridson is
elected to the Board.

New Board
composition after
November 28, 2007 (6
directors):

Titus W. Greene

Phillip L. Cooley

Jonathan Dash

Sardar Biglari

Kenneth R. Cooper

Martin S. Fridson

Director
Compensation:

  Sardar Biglari -
$13,500

  Jonathan Dash -
$11,000

MARCH 30,
2010 – Merger
agreement with
Steak n Shake
approved

DECEMBER
1, 2005 –
Stanley L.
Bozeman, Jr.
resigns.

FEBRUARY 15, 2006 -
Petros Vezertzis and J.
Alan Cowart advise the
Company they will not
stand for reelection when
their current terms expire.

MARCH 21, 2006 - Paul C. Schorr, III, A. Jones Yorke,
Roger D. Sack, Jesse M. Harrington, III, Petros Vezertzis and
J. Alan Cowart resigned as directors. Additionally, Paul D.
Sonkin advised the Company that he will not stand for
reelection when his current term expires.

New Board composition after March 21, 2006 (5 directors):

Titus W. Greene

Thomas M. Hontzas

Phillip L. Cooley

Paul D. Sonkin

Sardar Biglari

Director
Compensation:

  Sardar Biglari -
$13,000

  Jonathan Dash -
$14,300

FEBRUARY
28, 2007 –
Kenneth R.
Cooper is
elected to
the Board.

Director
Compensation:

  Sardar Biglari -
$14,000

  Jonathan Dash -
$11,000

Western Sizzlin

APRIL 4,
2005 –
Initial 13D
filed (under
the name
Shawn
Sedaghat)

May 16,
2007 -
Sardar
Biglari
appointed
President
and CEO

August 13, 2007
August 17, 2007
March 7, 2008
June 4, 2008
June 19, 2008
September 25, 2008
November 10, 2008
January 8, 2009
March 16, 2009
March 22, 2009
November 16, 2009
March 5, 2010
March 30, 2010
April 9, 2010

AUGUST 13,
2007 – Peter
M. Dunn
resigns

AUGUST
17, 2007 –
Initial
Sardar
Biglari
13D filed

MARCH 7, 2008 – Following the proxy
contest, Sardar Biglari and Philip L.
Cooley were elected to the Board. Alan
B. Gilman and James Williamson, Jr.
were not reelected to the Board.
New Board composition after March 7,
2008 (9 directors):

Wayne L. Kelley

Ruth J. Person

John W. Ryan

Steven M. Schmidt

Edward W. Wilhelm

Geoffrey Ballotti

Fred Risk

Sardar Biglari

Philip L. Cooley

JUNE 19,
2008 – The
Board
appoints
Sardar
Biglari as
Chairman of
the Board.

NOVEMBER 10,
2008 – William
Regan is
appointed to the
Board. Geoffrey
Ballotti resigns
from the Board.

JANUARY
8, 2009 –
Fred Risk
decides not
to stand for
reelection.

MARCH 16,
2009 –
Edward W.
Wilhelm and
Steven M.
Schmidt
decide not
to stand for
reelection.

September 25,
2008 – Jonathan
Dash hired as a
consultant

March 5,
2010 –
Jonathan
Dash
ceases to
be a
consultant

MARCH 22, 2009 –
Wayne L. Kelley
resigns from the
Board.
New Board
composition
following the annual
meeting held on
April 24, 2009 (5
directors):

Ruth J. Person

John W. Ryan

Sardar Biglari

Philip L. Cooley

William Regan

NOVEMBER
16, 2009 –
Jonathan
Dash, Dash
Acquisitions
cease to be
members of
the Section
13(d) group.

MARCH 30, 2010
– Merger
agreement with
Western Sizzlin
approved

April 9,
2010 –
Company
name
changes
to Biglari
Holdings

Steak n Shake

June 4,
2008 –
Jonathan
Dash, Dash
Acquisitions
become
members of
the Section
13(d) group.